Registration No. 333-122254

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to
Form F-4

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

Ultrapetrol (Bahamas) Limited

(Exact name of Registrant as specified in its charter)

Commonwealth of the Bahamas	4412	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

H&J Corporate Services Ltd.
Shirlaw House
87 Shirley Street
P.O. Box SS-19084
Nassau, Bahamas
(242) 322-8571
(Address, including zip code, and telephone number, including
area code, of registrant’s principal executive offices)	CT Corporation System 111 Eighth Avenue New York, New York 10011 (800) 624-0909 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of communications to:

Lawrence Rutkowski, Esq.

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004

      Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

      The registrant hereby amends the registration statement on such date or dates as may be necessary to delay the effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

			Primary Standard
	Jurisdiction of	IRS Employee	Industrial
Name	Incorporation	Identification No.	Classification Code

Baldwin Maritime Inc.	Panama	N/A	4412
Bayham Investments S.A.	Panama	N/A	4412
Cavalier Shipping Inc.	Panama	N/A	4412
Corporacion De Navegacion Mundial S.A.	Chile	N/A	4412
Danube Maritime Inc.	Panama	N/A	4412
General Ventures Inc.	Liberia	N/A	4412
Imperial Maritime Ltd. (Bahamas) Inc.	Panama	N/A	4412
Kattegat Shipping Inc.	Panama	N/A	4412
Kingly Shipping Ltd.	Bahamas	N/A	4412
Majestic Maritime Ltd.	Bahamas	N/A	4412
Massena Port S.A.	Uruguay	N/A	4412
Monarch Shipping Ltd.	Bahamas	N/A	4412
Noble Shipping Ltd.	Bahamas	N/A	4412
Oceanpar S.A.	Paraguay	N/A	4412
Oceanview Maritime Inc.	Panama	N/A	4412
Parfina S.A.	Paraguay	N/A	4412
Parkwood Commercial Corp.	Panama	N/A	4412
Princely International Finance Corp.	Panama	N/A	4412
Regal International Investments S.A.	Panama	N/A	4412
Riverview Commercial Corp.	Panama	N/A	4412
Sovereign Maritime Ltd.	Bahamas	N/A	4412
Stanmore Shipping Inc.	Panama	N/A	4412
Tipton Marine Inc.	Panama	N/A	4412
Ultrapetrol International S.A.	Panama	N/A	4412
Ultrapetrol S.A.	Argentina	N/A	4412
UP Offshore (Holdings) Ltd.	Bahamas	N/A	4412

EXPLANATORY NOTE

      This amendment No. 1 to the registration statement of Ultrapetrol (Bahamas) Limited (“Amendment No. 1”) does not relate to our preliminary prospectus which is not amended hereby. As such, this Amendment No. 1 does not include a copy of our preliminary prospectus. This Amendment No. 1 is being filed solely to reflect Noble Shipping Ltd., General Ventures Inc. and Monarch Shipping Ltd. as co-registrants in the SEC’s EDGAR filing system even though such co-registrants were included in the “Table of Additional Registrants” already filed as part of the existing registration statement and had executed that registration statement.

PART II:

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20: Indemnification of Directors and Officers

Bahamas

Indemnity

      Section 58 of the International Business Companies Act, Chapter 309, Statute Laws of the Bahamas, 2000 Edition, (“the Act”) provides that subject to any limitations in its Memorandum or Articles of Association or in any unanimous shareholder agreement, a company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal or administrative proceedings any person who (a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil or administrative by reason of the fact that the person is or was a director or an officer of a company; or (b) is or was, at the request of the company, serving as a director or officer, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, provided in either case that such person acted honestly and in good faith with a view to the best interests of the company.

      With regard to third party actions, Section 5.1 of Article V of the Articles of Association (the “Articles”) of Ultrapetrol (Bahamas) Limited (the “Company”) (“the Articles”) provides that the Company (a) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or an officer of the Company and (b) except as otherwise required by Section 5.3 of Article V of the Articles, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was serving at the request of the Company as a director or officer, in another entity, against expenses (including attorneys’ fees), judgments, fines and amounts actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      In the case of actions by or in the right of the Company, Section 5.2. of Article V of the Articles provides that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer in another entity against expenses (including attorney’s fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

      Section 5.3 of Article V of the Articles provides that to the extent that a person who is or was a director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.1 or in Section 5.2 of Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified through the use of Company funds against expenses (including attorneys’ fees) actually or reasonably incurred by him in connection therewith.

      Section 5.4 of Article V of the Articles provides that any indemnification by the Company (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Article V. Such determination shall be made by (a) the Board of Directors by a majority vote of a quorum consisting of the directors who were not parties to such action, suit or proceeding; or, (b) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders of the Company.

      The Articles of Association of Kingly Shipping Ltd., Majestic Maritime Ltd., Monarch Shipping Ltd., Noble Shipping Ltd. and Sovereign Maritime Ltd. contain the same indemnity provisions which are set forth in Article 68 thereof. Article 68 provides, inter alia, that any director, secretary and other officer of the company for the time being acting in relation to any of the affairs of the company and every one of their heirs, executors and administrators shall be indemnified and secured harmless out of the assets and profits of the company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors or administrators shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty or supposed duty in their respective offices except such (if any) as they shall incur or sustain through or by their own wilful neglect or default respectively and none of them shall be answerable for the acts, receipts or defaults of the other or others of them or for joining in any receipt for the sake of conformity or for any bankers or other person with whom any moneys or effects belonging to the company shall or may be lodged or deposited for safe custody or for the insufficiency or deficiency of any security upon which any moneys of or belonging to the company shall be placed out or invested or for any other loss, misfortune or damage which may happen in the execution of their respective offices or in relation thereto except the same shall happen by or through their own wilful neglect or default respectively.

      Article 95 of the Articles of Association of UP Offshore (Holdings) Ltd. provides that the company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal or administrative proceedings any person who (a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil or administrative, by reason of the fact that the person is or was a director or an officer of the company; or (b) is or was, at the request of the company, serving as a director or officer of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, provided such person acted honestly and in good faith with a view to the best interests of the company.

      Section 59 of the Act provides that the Company may purchase and maintain insurance in relation to any person who is or was a director or an officer of the Company, or who at the request of the Company is or was serving as a director or an officer of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability under Section 58 of the Act.

      Section 5.7 of Article V of the Articles provides that Company may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer in another entity against any liability asserted against him and incurred by him in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of Article V of the Articles.

Insurance

      There are no insurance provisions contained in the Articles of Association of Kingly Shipping Ltd., Majestic Maritime Ltd., Monarch Shipping Ltd., Noble Shipping Ltd. and Sovereign Maritime Ltd. and accordingly, the provisions of the Act would apply.

      Article 97 of the Articles of Association of UP Offshore (Holdings) Ltd. provides that the company may purchase and maintain insurance in relation to any person who is or was a director or an officer of the company, or who at the request of the company is or was serving as a director or an officer of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the company has or would have had the power to indemnify the person against the liability as provided in the Articles of Association of the company.

Argentina

      Under Argentine law, directors and officers have a duty of loyalty towards the corporation, and they must act with the care of a reasonable business person. Likewise, directors and officers of a company are jointly and severally liable for any damage caused to the company and its shareholders arising from willful misconduct or negligence. Any provision of the company’s by-laws or shareholder resolution providing any release or limitation of such liability of directors and officers to the company and its shareholders is null and void.

Chile

      Chilean law provides that directors and officers acting in such capacity must use the care that a reasonably prudent and careful person would use under similar circumstances, guided by those ordinary considerations which ordinarily regulate human affairs. Likewise, directors and officers of a company are jointly and severally liable for any damage occasioned to the company and its shareholders arising from willful misconduct or negligence. Any provision of the company’s by-laws or shareholder resolution providing any release or limitation of such liability of directors and officers to the company and its shareholders is null and void.

Liberia

      Under the Liberian Business Corporations Act, a Liberian corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful. However, no indemnification will be permitted in cases where it is determined that the director or officer was liable for negligence or misconduct in the performance of his duty to the corporation, unless and only to the extent that the court in which such action or suit was brought determines that the person is fairly and reasonably entitled to indemnity, and then only for the expenses that the court deems proper. A corporation is permitted to advance payment for expenses occurred in defense of an action if its board of directors decides to do so upon receipt of an undertaking by or on behalf of the director to repay if it is determined that he or she is not entitled to indemnification. In addition, Liberian corporations may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of the Business Corporations Act. The by-laws of General Ventures Inc., our Liberian entity, provide that we will indemnify our directors and officers to the fullest extent permitted under the Business Corporation Act. The by-laws further provide that the corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer against any liability asserted against such person and incurred by such person in such, whether or not the corporation would have the power to indemnify such person against such liability by law or under the corporation’s by-laws.

Panama

      Panamanian law does not specifically addresses the issue of indemnification of directors and officers. However, since it is not prohibited, a Panamanian company may indemnify any officer or director who is made a party to any suit or proceeding on account of being a director, officer or employee of the company against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement reasonably incurred by him/her in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding if the officer or director acted in good faith and in a manner he/she reasonably believed to be in the best interests of the company. In a criminal proceeding, the standard is that the director or officer had no reasonable cause to believe his/her conduct was unlawful. The articles and by-laws of the Panamanian subsidiary guarantors do not contain a special provision or indemnity section and, therefore, such indemnity, if it is to be granted, must be approved by each of their respective Boards of Directors. Alternatively, each of the guarantors may include any such indemnity clause in their respective Articles of Incorporation, but any such amendment to the Articles must be approved by the shareholders.

Paraguay

      Paraguayan law provides that the officers (directors) of a stock company (sociedad anonima) are jointly and severally liable for any damages caused to the company, its shareholders and third parties for the non compliance of their obligations under the law and/or the company’s by-laws, unless the officer in question proves he/she has not taken part in the respective resolution. Directors are also fully responsible for any damages caused to the company, its shareholders and third parties due to willful misconduct, abuse of powers or gross negligence. Any provision contained in a charter, by-laws, contract or other arrangements under which any controlling persons limits or waives these responsibilities would be null and void under Paraguayan law.

Uruguay

      Under Uruguayan law, indemnification of directors for any liability or damages suffered by a company, any of its shareholders or any third party as a consequence of the breach of any fiduciary duty imposed on directors, or damages, caused with intent or negligence, or caused by the breach of the by-laws of the company, is null and void. Any provision of the company’s by-laws or shareholders resolutions providing any release or limitation of such liability of directors and officers to the company and its shareholders is null and void.

Item 21:	Exhibits and Financial Statement Schedules

Exhibit
Number	Description

3.1	Articles of Incorporation and By-laws of Ultrapetrol (Bahamas) Limited.*
3.2	Articles of Incorporation (English translation) and By-laws of Baldwin Maritime Inc.*
3.3	Articles of Incorporation (English translation) and By-laws of Bayham Investments S.A.*
3.4	Articles of Incorporation (English translation) and By-laws of Cavalier Shipping Inc.*
3.5	Bylaws (English translation) of Corporacion De Navegacion Mundial S.A.*
3.6	Articles of Incorporation (English translation) and By-laws of Danube Maritime Inc.*
3.7	Articles of Incorporation and By-laws of General Ventures Inc.*
3.8	Articles of Incorporation (English translation) and By-laws of Imperial Maritime Ltd. (Bahamas) Inc.*
3.9	Articles of Incorporation (English translation) and By-laws of Kattegat Shipping Inc.*
3.10	Memorandum of Association and Articles of Association of Kingly Shipping Ltd.*
3.11	Memorandum of Association and Articles of Association of Majestic Maritime Ltd.*
3.12	Articles of Incorporation and Bylaws of Massena Port S.A. (English translation)*
3.13	Memorandum of Association and Articles of Association of Monarch Shipping Ltd.*
3.14	Memorandum of Association and Articles of Association of Noble Shipping Ltd.*
3.15	Articles of Incorporation (English translation) and Bylaws (English translation) of Oceanpar S.A.*
3.16	Articles of Incorporation (English translation) and By-laws of Oceanview Maritime Inc.*
3.17	Articles of Incorporation and Bylaws of Parfina S.A. (English translation)*
3.18	Articles of Incorporation (English translation) and By-laws of Parkwood Commercial Corp.*
3.19	Articles of Incorporation (English translation) and By-laws of Princely International Finance Corp.*
3.20	Memorandum of Association (English translation) and Articles of Association of Regal International Investments S.A.*
3.21	Articles of Incorporation (English translation) and By-laws of Riverview Commercial Corp.*
3.22	Memorandum of Association and Articles of Association of Sovereign Maritime Ltd.*
3.23	Articles of Incorporation (English translation) and By-laws of Stanmore Shipping Inc.*
3.24	Articles of Incorporation (English translation) and By-laws of Tipton Marine Inc.*
3.25	Articles of Incorporation (English translation) and By-laws of Ultrapetrol International S.A.*
3.26	Articles of Incorporation and Bylaws of Ultrapetrol S.A. (English translation)*
3.27	Memorandum of Association and Articles of Association of UP Offshore (Holdings) Ltd.*
4.1	Form of Global Exchange Notes (attached as Exhibit A to Exhibit 4.3).*
4.2	Registration Rights Agreement dated November 10, 2004.*
4.3	Indenture dated November 24, 2004.*
4.4	Form of Subsidiary Guarantee (attached as Exhibit F to Exhibit 10.4).*
5.1	Form of Opinion of Seward & Kissel LLP regarding the laws of the United States.*
5.2	Form of Opinion of Perez, Alati, Grondona, Benites, Arntsen & Martinez de Hoz, Jr. regarding the laws of Argentina.*
5.3	Form of Opinion of Higgs & Johnson regarding the laws of the Bahamas.*
5.4	Form of Opinion of Barros & Errázuriz Abogados Ltda. regarding the laws of the Republic of Chile.*
5.5	Form of Opinion of Seward & Kissel LLP regarding the laws of the Republic of Liberia.*
5.6	Form of Opinion of Palacios, Prono & Talavera regarding the laws of Paraguay.*
5.7	Form of Opinion of Tapia, Linares y Alfaro regarding the laws of Panama.*
5.8	Form of Opinion of Ramela & Regules Rucker, Abogados.*
8.1	Form of Opinion of Seward & Kissel LLP regarding U.S. tax matters.*

Exhibit
Number	Description

8.2	Form of Opinion of Higgs & Johnson regarding Bahamian tax matters (included in its opinion filed as Exhibit 5.3).*
10.1	Form of Vessel Mortgage (attached as Exhibit C to Exhibit 4.3).*
10.2	Form of Insurance Assignment.*
10.3	Form of Earnings Assignment.*
10.4	Escrow Agreement dated November 24, 2004.*
12.1	Computation of Ratio of Earnings to Fixed Charges.*
21.1	List of Subsidiaries.*
23.1	Consents of Independent Registered Public Accounting Firm.*
23.2	Consent of Doll Shipping Consultancy.*
23.3	Consent of Seward & Kissel LLP (included in its opinion filed as Exhibit 5.1).*
23.4	Consent of Perez, Alati, Grondona, Benites, Arntsen & Martinez de Hoz, Jr. (included in its opinion filed as Exhibit 5.2).*
23.5	Consent of Higgs & Johnson (included in its opinion filed as Exhibit 5.3).*
23.6	Consent of Barros & Errázuriz Abogados Ltda. (including in its opinion filed as Exhibit 5.4).*
23.7	Consent of Seward & Kissel LLP (included in its opinion filed as Exhibit 5.5).*
23.8	Consent of Palacios, Prono & Talavera (included in its opinion filed as Exhibit 5.6).*
23.9	Consent of Tapia, Linares y Alfaro (included in its opinion filed as Exhibit 5.7).*
23.10	Consent of Ramela & Regules Rucker, Abogados (included in its opinion filed as Exhibit 5.8).*
24.1	Powers of Attorney (see signature pages to registration statement).*
25.1	Statement of Eligibility of Manufacturers Traders & Trust Company, as Trustee under the Indenture.*
99.1	Form of Letter of Transmittal.*
99.2	Form of Letter to Securities Brokers and Dealers, Commercial Banks, Trust Companies and Other Nominees.*
99.3	Form of Letter to Clients.*
99.4	Form of Notice of Guaranteed Delivery.*

*	Previously filed.

Item 22.	Undertakings

      1. The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission under Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      2. The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      3. The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      4. The undersigned registrant hereby undertakes, as a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by 17 C.F.R. § 210.3-19 at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act or 17 C.F.R. § 210.3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Form F-3.

      5. The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reoffering by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

      6. The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      7. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act), that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      8. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant under the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      9. The undersigned registrant hereby undertakes (i) to respond to requests for information that are incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form F-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means; and (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests.

      10. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

ULTRAPETROL (BAHAMAS) LIMITED

By:	/s/ Felipe Menendez Ross

Name: Felipe Menendez Ross
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Felipe Menendez Ross Felipe Menendez Ross	President and Director Chief Executive Officer

/s/ Ricardo Menendez Ross Ricardo Menendez Ross	Vice-President and Director

/s/ James F. Martin James F. Martin	Director

/s/ Katherine A. Downs Katherine A. Downs	Director

/s/ Leonard J. Hoskinson Leonard J. Hoskinson	Chief Financial Officer Treasurer, Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson
Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

BAYHAM INVESTMENTS S.A.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson
Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

BALDWIN MARITIME INC.

By:	/s/ Tomas Alvarado Montenegro

Name: Tomas Alvarado Montenegro
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Tomas Alvarado Montenegro Tomas Alvarado Montenegro	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson
Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

CAVALIER SHIPPING INC.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson
Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

CORPORACION DE NAVEGACION MUNDIAL S.A.

By:	/s/ Ricardo Menendez Ross

Name: Ricardo Menendez Ross
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Ricardo Menendez Ross Ricardo Menendez Ross	President and Director Chief Executive Officer

/s/ Patricio Guzmán Miro Patricio Guzmán Miro	Vice-President and Director

/s/ Ignacio Larrain Ignacio Larrain	Chief Financial Officer Treasurer and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson
Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

DANUBE MARITIME INC.

By: /s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

GENERAL VENTURES INC.

By: /s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

IMPERIAL MARITIME LTD (BAHAMAS) INC.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

KATTEGAT SHIPPING INC.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature		Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez		President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre		Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero		Secretary and Director

RAVENSCROFT SHIPPING INC.		Authorized Representative in the United States

By:	/s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

KINGLY SHIPPING LTD.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

MAJESTIC MARITIME LTD.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Uruguay, on the 26th day of January, 2005.

MASSENA PORT S.A.

By: /s/ Ana María de Angelis Bazzano

Name: Ana Maria de Angelís Bazzano
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Ana Maria de Angelís Bazzano Ana Maria de Angelís Bazzano	President and Director Chief Executive Officer Chief Financial Officer, Treasurer

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

MONARCH SHIPPING LTD.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

NOBLE SHIPPING LTD.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature		Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez		President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre		Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero		Secretary and Director

RAVENSCROFT SHIPPING INC		Authorized Representative in the United States

By:	/s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

OCEANPAR S.A.

By:	/s/ Jorge Jose Alvarez

Name: Jorge Jose Alvarez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Jorge Jose Alvarez Jorge Jose Alvarez	President and Director Chief Executive Officer

/s/ Horacio Valentine Salinas A Horacio Valentine Salinas A	Vice-President and Director

/s/ Mari Rocio Salinas Noguera Mari Rocio Salinas Noguera	Chief Financial Officer Treasurer and Director

/s/ Antonio Arrua Morillo Antonio Arrua Morillo	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

OCEANVIEW MARITIME INC.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

PARFINA S.A.

By:	/s/ Jorge Jose Alvarez

Name: Jorge Jose Alvarez
Title: President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature		Title

/s/ Jorge Jose Alvarez Jorge Jose Alvarez		President and Director Chief Executive Officer

/s/ Horacio Valentine Salinas A. Horacio Valentine Salinas A.		Vice-President and Director

/s/ Jorge Jose Alvarez Jorge Jose Alvarez		Chief Financial Officer Treasurer and Director

RAVENSCROFT SHIPPING INC		Authorized Representative in the United States

By:	/s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

PARKWOOD COMMERCIAL CORP.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature		Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez		President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre		Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero		Secretary and Director

RAVENSCROFT SHIPPING INC		Authorized Representative in the United States

By:	/s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

PRINCELY INTERNATIONAL FINANCE CORP.

By:	/s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez

Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

REGAL INTERNATIONAL INVESTMENTS S.A.

By:	/s/ Tomas Alvarado Montenegro

	Name:	Tomas Alvarado Montenegro
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Tomas Alvarado Montenegro Tomas Alvarado Montenegro	President and Director Chief Executive Officer Treasurer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

RIVERVIEW COMMERCIAL CORP.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Chief Financial Officer, Treasurer Director

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson

Name: Leonard J. Hoskinson
Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

SOVEREIGN MARITIME LTD.

By:	/s/ Juan Arturo Montes Gomez

	Name:	Juan Arturo Montes Gomez
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

STANMORE SHIPPING INC.

By: /s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez
Title: President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

TIPTON MARINE INC.

By: /s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez

Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Panama, on the 26th day of January, 2005.

ULTRAPETROL INTERNATIONAL S.A.

By: /s/ Juan Arturo Montes Gomez

Name: Juan Arturo Montes Gomez

Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Juan Arturo Montes Gomez Juan Arturo Montes Gomez	President and Director Chief Executive Officer

/s/ Clarissa Plata de Aguirre Clarissa Plata de Aguirre	Vice-President and Director Chief Financial Officer, Treasurer

/s/ Elsa Maria Sousa Quintero Elsa Maria Sousa Quintero	Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

ULTRAPETROL S.A.

By:	/s/ Felipe Menendez Ross

	Name:	Felipe Menendez Ross
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Felipe Menendez Ross Felipe Menendez Ross	President and Director Chief Executive Officer

/s/ Ricardo Menendez Ross Ricardo Menendez Ross	Vice-President and Director

/s/ Jorge José Alvarez Jorge José Alvarez	Chief Financial Officer, Treasurer, Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Argentina, on the 26th day of January, 2005.

UP OFFSHORE (HOLDINGS) LTD.

By:	/s/ Felipe Menendez Ross

	Name:	Felipe Menendez Ross
	Title:	President

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Felipe Menendez R., Ricardo Menendez R., Leonard J. Hoskinson, Lawrence Rutkowski and Robert E. Lustrin, or any of them, with full power to act alone, his or her true lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done, as fully for all intents and purposes as he or she might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

      In accordance with the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons on January 26, 2005 in the capacities indicated.

Signature	Title

/s/ Felipe Menendez Ross Felipe Menendez Ross	President and Director Chief Executive Officer

/s/ Ricardo Menendez Ross Ricardo Menendez Ross	Vice-President and Director

/s/ James F. Martin James F. Martin	Director

/s/ Katherine A. Downs Katherine A. Downs	Director

/s/ Leonard J. Hoskinson Leonard J. Hoskinson	Chief Financial Officer Treasurer, Secretary and Director

RAVENSCROFT SHIPPING INC.	Authorized Representative in the United States

By: /s/ Leonard J. Hoskinson Name: Leonard J. Hoskinson Title: General Manager